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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 11, 2000




                            MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        01-19826                 52-1604305
----------------                ----------------         -------------------
(State or other                 (Commission File            (IRS Employer
Jurisdiction of                     Number)              Identification No.)
Incorporation)



              160 South Industrial Blvd., Calhoun, Georgia 30701
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         (Address, including zip code, of principal executive offices)


                                (706) 629-7721
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             (Registrant's telephone number, including area code)
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     Item 5.  Other Events
              ------------

              On August 11, 2000, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing the settlement of two antitrust class action lawsuits. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

     Item 7.  Financial Statements, Pro Forma Financial Information and
              ---------------------------------------------------------
              Exhibits.
              ---------

           C. Exhibits

              99.1 Press Release dated August 11, 2000
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Mohawk Industries, Inc.



     Date: August 11, 2000                 By: /s/ Frank H. Boykin
                                               -------------------
                                               Frank H. Boykin
                                               Corporate Controller
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                         INDEX TO EXHIBITS
                         -----------------

     Exhibit
     -------


     99.1        Press Release dated August 11, 2000